UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

DEMAND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 500 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 394-6400

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 7, 2012, Demand Media, Inc. (the "Company") announced the appointment of Michael Blend, 45, as President and Chief Operating Officer, effective as of August 16. Mr. Blend currently serves as the Company's Executive Vice President--Media and Marketplace since November 2011, and previously served as the Company's Executive Vice President--Special Projects from April 2011 to November 2011 and as the Company's Executive Vice President--Registrar Services from January 2008 to April 2011. Mr. Blend also served as the Company's Senior Vice President--Hotkeys from August 2006 to December 2008 after the Company acquired Hotkeys Internet Group LLC, a web-technology firm ("Hotkeys"). Mr. Blend was a co-founder of Hotkeys and served as its Chief Executive Officer from 2002 until 2006. At Hotkeys, Mr. Blend was responsible for leading the company's strategy and operations from its inception through its acquisition by the Company. Mr. Blend also previously served as vice president of corporate development of Jawbone and vice president of business and corporate development for WeddingChannel.com. Mr. Blend begain his career as the co-founder of Darwin Keyboards, a computer hardware developer. Mr. Blend holds a patent in the area of computer keyboard design. Mr. Blend holds a J.D. from the University of Chicago Law School and a double B.A. in Mathematics and Philosophy from Duke University.

It is anticipated that certain changes will be made to Mr. Blend's employment agreement with the Company in connection with his appointment as President and Chief Operating Officer, the terms of which will be disclosed following the execution thereof.

Item 7.01.	Regulation FD Disclosure.
On August 7, 2012, the Company issued a press release announcing the appointment of Mr. Blend as President and Chief Operating Officer as described in Item 5.02 of this Form 8-K. A copy of the Company's press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Demand Media, Inc. Press Release dated August 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2012	DEMAND MEDIA, INC.
	By:	/s/ Matthew Polesetsky
Matthew Polesetsky
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Demand Media, Inc. Press Release dated August 7, 2012.